UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 1, 2021

SILVER BULL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-33125	91-1766677
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Dunsmuir Street, Suite 1610 Vancouver, B.C.		V7Y 1K4
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	604-687-5800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01

Entry Into a Material Definitive Agreement.

On April 1, 2021, Arras Minerals Corp. (“Arras Minerals”), a company organized in British Columbia and a subsidiary of Silver Bull Resources, Inc. (the “Company”), entered into a series of substantially similar subscription agreements (each, a “Subscription Agreement”) pursuant to which Arras Minerals issued and sold to certain investors an aggregate of 5,035,000 common shares (the “Shares”) of Arras Minerals at a price of C$0.50 per Share, for gross proceeds of C$2,517,500 (the “Private Placement”).  The Private Placement included subscriptions from certain members of the board of directors and management team (and their respective affiliates) of Arras Minerals and the Company for an aggregate of 415,000 common shares (C$207,500).

All Shares issued in the Private Placement are subject to a hold period under applicable Canadian securities laws, which will expire on August 2, 2021, and will be restricted securities under U.S. securities laws.  The Company relied on the exemption from registration under Section 4(a)(2) of the U.S. Securities Act of 1933, as amended, or Rule 506 of Regulation D, or Regulation S, for purposes of the Private Placement.  This Current Report on Form 8-K is not, and shall not be deemed to be, an offer to sell or the solicitation of an offer to buy any Shares.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to such agreements, substantially in the form of Subscription Agreement filed herewith as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 3.02

Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth in Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated by reference into this Item 3.02.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description
10.1	Form of Arras Minerals Corp. Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2021

SILVER BULL RESOURCES, INC.

	By:	/s/ Christopher Richards
	Name:	Christopher Richards
	Title:	Chief Financial Officer